EXHIBIT 99.1

Huen Electric, Inc.

COMBINED Financial Statements

December 31, 2017

Huen Electric, Inc.

Table of Contents

INDEPENDENT AUDITORS’ REPORT	3
COMBINED Financial Statements
Balance Sheets	4
Statements of Changes in Stockholders’ Equity	5
Statements of Income	6
Statements of Comprehensive Income	7
Statements of Cash Flows	8
Notes to Financial Statements	9–20

INDEPENDENT AUDITORS' REPORT

Board of Directors

Huen Electric, Inc.

Broadview, Illinois

Report on the Financial Statements

We have audited the accompanying combined financial statements of Huen Electric, Inc. (Illinois, New York and New Jersey Corporations), which comprise the combined balance sheets as of December 31, 2017 and 2016, and the related combined statements of changes in stockholders’ equity, income, comprehensive income, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Huen Electric, Inc. as of December 31, 2017 and 2016, and the results of their combined operations and their combined cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Warady & Davis LLP

March 13, 2018

HUEN ELECTRIC, INC.
COMBINED BALANCE SHEETS

As of December 31	2017	2016

ASSETS

CURRENT ASSETS
Cash	$18,272,401	$34,135,521
Accounts Receivable, net	33,099,721	22,910,560
Costs and Estimated Earnings in Excess of Billings on Uncompleted Contracts	1,832,051	2,532,742
Employee Advances	390	5,126
Refundable Income Taxes	443,143	—
Prepaid Expenses	83,571	9,138
Total Current Assets	53,731,277	59,593,087

INVESTMENTS	5,331,841	4,912,805

PROPERTY AND EQUIPMENT, net	1,722,392	1,330,507

OTHER ASSETS
Security Deposits	12,950	23,070
Investment in Clark Wacker, LLC	13,994	13,994
Total Other Assets	26,944	37,064

TOTAL ASSETS	$60,812,454	$65,873,463

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Current Maturities of Notes Payable -
Former Stockholders	$715,088	$1,326,348
Accounts Payable	11,588,781	7,147,214
Billings in Excess of Costs and Estimated Earnings on Uncompleted Contracts	8,348,530	19,558,533
Income Taxes Payable	40,000	1,173,467
Accrued Expenses	5,654,792	4,745,413
Distributions Payable	3,569,125	2,824,711
Total Current Liabilities	29,916,316	36,775,686

NOTES PAYABLE - FORMER STOCKHOLDER	—	3,124,766

STOCKHOLDERS' EQUITY
Controlling Interest	30,341,462	25,973,011
Noncontrolling Interests	554,676	—
Total StockHolder’s Equity	30,896,138	25,973,011

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$60,812,454	$65,873,463

See accompanying notes.

4

HUEN ELECTRIC, INC.
COMBINED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

For the Years Ended December 31, 2016 and 2017

	Controlling Interest
				Unrealized
				Gain (Loss) on
	Common	Paid-in	Retained	Market Value		Noncontrolling
	Stock	Surplus	Earnings	Variation	Total	Interest	Total
BALANCE, JANUARY 1, 2016	$1,059,408	$671,919	$16,588,289	$(1,151,137)	$17,168,479	$260,490	$17,428,969
Issuance of Stock		485,333			485,333		485,333
Treasury Stock			(260,512)		(260,512)		(260,512)
Distributions Paid			(12,992,839)		(12,992,839)	(800,684)	(13,793,523)
Net Income			21,399,357		21,399,357	540,194	21,939,551
Other Comprehensive Income				173,193	173,193		173,193
BALANCE, DECEMBER 31, 2016	1,059,408	1,157,252	24,734,295	(977,944)	25,973,011	—	25,973,011
Issuance of Stock		471,838			471,838		471,838
Treasury Stock			(1,225,379)		(1,225,379)		(1,225,379)
Distributions Paid			(6,106,961)		(6,106,961)	(415,347)	(6,522,308)
Net Income			10,920,033		10,920,033	970,023	11,890,056
Other Comprehensive Income				308,920	308,920		308,920
BALANCE, DECEMBER 31, 2017	$1,059,408	$1,629,090	$28,321,988	$(669,024)	$30,341,462	$554,676	$30,896,138

The Company has authorized 100,000 shares of no par value common stock. At December 31, 2017 and 2016, 2,180 shares of common stock were issued and outstanding.

See accompanying notes.

5

HUEN ELECTRIC, INC.
COMBINED STATEMENTS OF INCOME

For the Years Ended December 31	2017	2016

CONTRACT REVENUES EARNED	$134,589,192	$143,452,026

Cost of Revenues Earned	107,603,278	106,381,177

GROSS PROFIT	26,985,914	37,070,849

Equipment and Shop Expenses	4,196,604	3,474,457
General and Administrative Expenses	8,785,110	9,464,215
Total Operating Expenses	12,981,714	12,938,672

INCOME FROM OPERATIONS	14,004,200	24,132,177

Other (Income) Expenses
Gain on Disposition of Property and Equipment	(54,862)	(45,616)
Dividend Income	(110,116)	(2,985)
Interest Income	(74,101)	(29,933)
Interest Expense	80,474	165,366
Profit Sharing Contribution	1,212,081	650,537
Equity (Earnings) Loss from Clark Wacker, LLC	—	657
Other Income	—	1,571
Directors' Fees	120,000	108,000
Total Other (Income) Expenses	1,173,476	847,597

INCOME BEFORE NONCONTROLLING INTERESTS IN INCOME OF COMBINED AFFILIATES	12,830,724	23,284,580

Noncontrolling Interests in Income of Combined Affiliates	(970,023)	(540,194)

INCOME BEFORE INCOME TAXES	11,860,701	22,744,386

Income Taxes	940,668	1,345,029

NET INCOME	$10,920,033	$21,399,357

See accompanying notes.

6

HUEN ELECTRIC, INC.
COMBINED STATEMENTS OF COMPREHENSIVE INCOME

For the Years Ended December 31	2017	2016

NET INCOME	$10,920,033	$21,399,357

OTHER COMPREHENSIVE INCOME
Unrealized Gains on Securities:
Unrealized Holding Gains Arising During the Period	308,920	173,193

COMPREHENSIVE INCOME	$11,228,953	$21,572,550

See accompanying notes.

7

HUEN ELECTRIC, INC.
COMBINED STATEMENTS OF CASH FLOWS

For the Years Ended December 31	2017	2016

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$10,920,033	$21,399,357

Adjustments to Reconcile Net Income to Provided (Used) by Operating Activities
Depreciation and Amortization	624,724	561,592
Gain on Disposition of Property and Equipment	(54,862)	(45,616)
Noncontrolling Interests in Income of Combined Affiliates	970,023	540,194
Equity Loss from Investment in Clark Wacker, LLC	—	657
Accounts Receivable	(10,189,161)	5,429,633
Costs and Estimated Earnings in Excess of Billings on Uncompleted Contracts	700,691	(754,123)
Refundable Income Taxes	(443,143)	199,029
Prepaid Expenses	(74,433)	(8,963)
Accounts Payable	4,441,567	(4,021,523)
Billings in Excess of Costs and Estimated Earnings on Uncompleted Contracts	(11,210,003)	2,250,190
Income Taxes Payable	(1,133,467)	846,632
Accrued Expenses	909,379	(1,383,756)
Total Adjustments	(15,458,685)	3,613,946
Net Cash Provided (Used) by Operating Activities	(4,538,652)	25,013,303

CASH FLOWS FROM INVESTING ACTIVITIES
Decrease in Employee Advances	4,736	16,818
Purchases of Investments - Net	(110,116)	(2,985)
Proceeds from Disposition of Property and Equipment	66,665	48,024
Purchase of Property and Equipment	(1,028,412)	(483,540)
Distributions Received from Clark Wacker, LLC	—	40,495
Decrease in Security Deposits	10,120	16,240
Net Cash Used by Investing Activities	(1,057,007)	(364,948)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of Notes Payable - Former Stockholder	(4,018,262)	(1,595,347)
Proceeds from Additional Paid-in Surplus	471,838	485,333
Treasury Stock	(943,143)	(260,512)
Distributions paid to the Noncontrolling Interests	(415,347)	(800,684)
Distributions to Stockholders	(5,362,547)	(11,437,560)
Net Cash Used by Financing Activities	(10,267,461)	(13,608,770)

NET INCREASE (DECREASE) IN CASH	(15,863,120)	11,039,585

Cash, Beginning	34,135,521	23,095,936

CASH, ENDING	$18,272,401	$34,135,521

See accompanying notes.

8

HUEN ELECTRIC, INC.

Notes To COMBINED Financial Statements

Company Activity AND OPERATING CYCLE

Huen Electric, Inc. is engaged in the construction industry, principally as an electrical contractor for industrial and commercial construction projects primarily in the Chicagoland area. Assets and liabilities related to long-term contracts are included in current assets and current liabilities in the accompanying balance sheets, as they will be liquidated in the normal course of contract completion, although this may require more than one year. Huen Electric, Inc. is a wholly-owned subsidiary of MI Investments (Huen) Inc.

HUEN NEW YORK

Huen New York is an electrical contractor that engages in commercial and industrial projects in New York. The operations of Huen New York are combined as part of Huen Electric, Inc.

HUEN NEW JERSEY

Huen New Jersey is an electrical contractor that engages in commercial and industrial projects in New Jersey. The operations of Huen New Jersey are combined as part of Huen Electric, Inc.

HUEN-SMC JOINT VENTURE

Huen-SMC Joint Venture (“Huen-SMC”), a 70%-owned joint venture, is an electrical contractor that engages in commercial projects in Illinois. The operations of Huen-SMC have been consolidated as part of Huen Electric, Inc.

VADER-HUEN-SMC JOINT VENTURE

Vader-Huen-SMC Joint Venture (“VHS”), a 58%-owned joint venture, is an electrical contractor that engages in commercial projects in Illinois. The operations of VHS have been consolidated as part of Huen Electric, Inc.

HUEN TECHNOLOGY SOLUTIONS, INC.

Huen Technology Solutions Inc. (“HTSI”) was organized in August, 2016 to perform electrical contracting services. In 2017, HTSI was dissolved.

All of the above entities are collectively referred to as the “Company”.

NOTE 1—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of management who is responsible for their integrity and objectivity. These accounting policies conform to U.S. generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

9

HUEN ELECTRIC, INC.

Notes To COMBINED Financial Statements

NOTE 1—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

COMBINATION POLICY

The accompanying combined financial statements include the accounts of Huen Electric, Inc. (including its subsidiaries, Huen-SMC Joint Venture, and Vader-Huen-SMC Joint Venture), Huen New York, Inc. and Huen New Jersey, Inc., all of which are under common control. Intercompany transactions and balances have been eliminated in combination. A majority of the assets and revenues are associated with Huen Electric, Inc.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ACCOUNTS RECEIVABLE

Accounts receivable are stated at the amount management expects to collect from balances outstanding at year-end, net of an allowance for expected losses. The allowance is estimated from historical performance and projections of trends. Individual accounts are written off against the allowance when collection appears doubtful.

METHOD OF REVENUE RECOGNITION

Revenues from long-term construction contracts are recognized on the basis of the Company's estimates of the percentage of completion of individual contracts commencing when progress reaches a point where experience is sufficient to estimate final results with reasonable accuracy. That portion of the total contract price is accrued which is allocable, on the basis of the Company's estimates of the percentage of completion using the cost-to-cost method, to contract expenditures and work performed. As long-term contracts extend over one or more years, revisions in estimates of cost and earnings during the course of the work are recorded in the accounting period in which the facts which require the revision become known. At the time a loss on any contract becomes known, the entire amount of the estimated ultimate loss is accrued.

Contracts which are substantially complete are considered closed for financial statement purposes. Revenue earned on contracts in progress in excess of billings (underbillings) is classified as a current asset. Amounts billed in excess of revenue earned (overbillings) are classified as a current liability.

INVESTMENTS

Investments are managed by a registered financial representative who places funds with various investment advisory firms.

Investments are categorized as available-for-sale securities and are carried at fair value. Changes in the fair market values between the beginning and the ending of the reporting period, including realized gains and losses, are included in other comprehensive income as unrealized gain or loss on market value variation.

10

HUEN ELECTRIC, INC.

Notes To COMBINED Financial Statements

NOTE 1—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

INVESTMENT IN CLARK WACKER, LLC

Huen Electric Inc.’s investment in Clark Wacker, LLC (9.21%) is carried at cost. The Company recognizes investment income using the equity method.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the various assets for financial reporting and the Accelerated and Modified Accelerated Cost Recovery Systems for income tax purposes.

NOTE 2—ACCOUNTS RECEIVABLE, NET

	2017	2016

Accounts Receivable	$26,198,178	$19,113,019
Retentions	7,151,543	4,047,541
	33,349,721	23,160,560
Less Allowances for Uncollectible Accounts	250,000	250,000
	$33,099,721	$22,910,560

NOTE 3—COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

	2017	2016

Costs Incurred on Uncompleted Contracts	$236,232,121	$245,258,718
Estimated Earnings	22,986,724	32,076,997
	259,218,845	277,335,715
Less Billings to Date	265,735,324	294,361,506
	$(6,516,479)	$(17,025,791)
Included in the accompanying balance sheets under the following captions:
Costs and Estimated Earnings in Excess of Billings on Uncompleted Contracts	$1,832,051	$2,532,742
Billings in Excess of Costs and Estimated Earnings on Uncompleted Contracts	(8,348,530)	(19,558,533)
	$(6,516,479)	$(17,025,791)

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HUEN ELECTRIC, INC.

Notes To COMBINED Financial Statements

NOTE 4—FAIR VALUE MEASUREMENTS

The Fair Value Measurements and Disclosures topic of the FASB Codification establishes a framework for measuring fair value. That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1	Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access.

Level 2	Inputs to the valuation methodology include:
•	Quoted prices for similar assets or liabilities in active markets;
•	Quoted prices for identical or similar assets or liabilities in inactive markets;
•	Inputs other than quoted prices that are observable for the asset or liability;
•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3	Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The asset’s or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

Following is a description of the valuation methodologies used for assets measured at fair value. There have been no changes in the methodologies used at December 31, 2017 and 2016.

Level 1 Fair Value Measurements

Level 1 fair value measurements are not applicable to the Company for 2017 and 2016.

Level 2 Fair Value Measurements

The fair value of the Company’s investments is based on quoted prices for similar assets in an active market.

Level 3 Fair Value Measurements

Level 3 fair value measurements are not applicable to the Company for 2017 and 2016.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

12

HUEN ELECTRIC, INC.

Notes To COMBINED Financial Statements

Note 4—FAIR VALUE MEASUREMENTS (Continued)

The following securities are held in managed investment portfolios.

	Fair Value Measurements at
	Reporting Date Using:
		Quoted Prices
		for Similar
		Assets in
		Active Market
	Fair Value	(Level 2)

December 31, 2017
Money Market Funds	$74,488	$74,488
Mutual Funds
Bond Funds	2,196,624	2,196,624
Alternative Funds	459,504	459,504
Absolute Return Funds	375,054	375,054
Income Funds	390,251	390,251
Floating Rate Funds	109,669	109,669
Growth Equities	1,044,161	1,044,161
Bonds	682,090	682,090
Total	$5,331,841	$5,331,841

13

HUEN ELECTRIC, INC.

Notes To COMBINED Financial Statements

Note 4—FAIR VALUE MEASUREMENTS (Continued)

	Fair Value Measurements at
	Reporting Date Using:
		Quoted Prices
		for Similar
		Assets in
		Active Market
	Fair Value	(Level 2)

December 31, 2016
Money Market Funds	$63,446	$63,446
Mutual Funds
Bond Funds	2,025,323	2,025,323
Alternative Funds	429,144	429,144
Absolute Return Funds	350,390	350,390
Income Funds	363,049	363,049
Floating Rate Funds	110,925	110,925
Growth Equities	803,440	803,440
Bonds	665,401	665,401
Municipal Bonds
Moody Rating AAA	50,262	50,262
AA3	51,425	51,425
Total	$4,912,805	$4,912,805

	2017	2016

Cost	$6,000,865	$5,890,749

Unrealized Loss on Market Variation as of December 31	$(669,024)	$(977,944)

Unrealized Gain for the Year	$308,920	$173,193

14

HUEN ELECTRIC, INC.

Notes To COMBINED Financial Statements

NOTE 5—PROPERTY AND EQUIPMENT

	2017	2016

Construction Equipment	$328,477	$301,488
Small Tools	994,768	936,260
Office Furniture and Equipment	2,012,125	1,874,073
Automobiles and Trucks	2,485,645	2,161,437
Leasehold Improvements	3,923,345	3,660,252
	9,744,360	8,933,510
Less Accumulated Depreciation and Amortization	8,021,968	7,603,003
	$1,722,392	$1,330,507
Depreciation and Amortization Expense	$624,724	$561,592

NOTE 6—LINE OF CREDIT

The Company has a revolving line of credit of $10,000,000 with The CIBC Bank USA, formerly known as the PrivateBank and Trust Co., which includes Huen New York and Huen New Jersey as co-borrowers. All outstanding principal and interest advanced under the line is due and payable on or before November 10, 2019. The line is subject to certain financial covenants. As of December 31, 2017, the Company was in compliance with those covenants. The revolving line of credit is collateralized by the Company’s assets. The Company has the option to choose an interest rate of prime (4.50% at December 31, 2017) less .25% or LIBOR.

There were no outstanding borrowings or letters of credit as of December 31, 2017 and 2016.

NOTE 7—NOTES PAYABLE - FORMER STOCKHOLDERS

	2017	2016

1.75% Note Payable – Former Stockholder, requiring annual installments of $781,191 plus accrued interest on each January 1st until maturity at January 1, 2021. Repayments under the note were subordinate to payment of advances under The CIBC Bank USA line of credit. The note and all outstanding interest was repaid in 2017.	$—	$3,905,957

4.00% Note Payable – Former Stockholder, all principal and interest is due and payable on March 20, 2018	282,236	—

15

HUEN ELECTRIC, INC.

Notes To COMBINED Financial Statements

NOTE 7—NOTES PAYABLE - FORMER STOCKHOLDERS (Continued)

	2017	2016

Note Payable – Former Stockholder, requiring annual principal payments of $112,306 plus interest at Prime, each on August 6, 2016 and 2017.	—	112,305
Note Payable – Former Stockholder, all outstanding principal and interest at Prime is due September 30, 2016. No payments have been made in 2016 or 2017.	432,852	432,852
	715,088	4,451,114
Less Current Maturities	715,088	1,326,348
Long-Term	$—	$3,124,766

NOTE 8—ACCRUED EXPENSES

	2017	2016

Accrued Directors’ Fees	$21,000	$33,000
Accrued Sales Taxes Payable	8,982	1,600
Accrued Insurance	-	868,891
Accrued Interest	28,975	91,286
Other Accrued Liabilities	145,090	280,624
Accrued Payroll and Payroll Taxes	2,448,102	1,497,125
Accrued Profit Sharing Contribution	506,425	626,725
Accrued Property Taxes - Estimated	92,000	92,136
Accrued Union Benefits	2,212,782	1,057,134
Accrued Professional Fees	191,436	196,892
	$5,654,792	$4,745,413

NOTE 9—NONCONTROLLING INTERESTS IN COMBINED AFFILIATES

The balance represents the noncontrolling interests’ cumulative share of their net income and capital contributions.

	2017	2016

Net Income	$970,023	$540,194
Distributions	(415,347)	(540,194)
	$554,676	$—

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HUEN ELECTRIC, INC.

Notes To COMBINED Financial Statements

NOTE 10—LEASE COMMITMENTS

The Company conducts operations from office facilities in various locations under operating leases expiring at various dates through 2030. In addition to the base rent, the Company is responsible for its proportionate share of property taxes and operating expenses. The leases are between the Company and related parties.

Rent expense was:

	2017	2016

Fixed	$1,466,835	$1,396,985
Contingent	136,206	125,069
	$1,603,041	$1,522,054

Future minimum rentals are:

Year Ending December 31
2018	$1,540,174
2019	1,617,183
2020	1,698,041
2021	1,782,944
2022	1,742,809
Thereafter	6,738,432
Aggregate Future Minimum Rentals	$15,119,583

NOTE 11—RETIREMENT PLANS

The Company has a noncontributory profit sharing plan which covers substantially all nonunion employees. Contributions are made at the discretion of the Board of Directors. Contributions were $506,425 for 2017 and $626,725 for 2016. The Company also has a profit sharing plan covering substantially all nonunion employees which includes an income deferral option which qualifies under Section 401(k) of the Internal Revenue Code. Contributions are made at the discretion of the Board of Directors. Contributions were $705,656 for 2017 and $23,812 for 2016.

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HUEN ELECTRIC, INC.

Notes To COMBINED Financial Statements

NOTE 12—MULTIEMPLOYER PENSION PLANS

The Company makes contributions, based on the number of hours worked, to collectively bargained multiemployer pension plans in accordance with provisions of a negotiated labor contract.

The risks of participating in multiemployer plans are different from single-employer plans as assets contributed to the multiemployer plan by one employer may be used to provide benefits to employees of other participating employers and if a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers. In addition, if the Company chooses to stop participating in some of its multiemployer plans it may be required to pay those plans a withdrawal liability based on the underfunded status of the plan.

The financial health of a multiemployer plan is indicated by the zone status, as defined by the Pension Protection Act of 2006, which represents the funded status of the plan as certified by the plan’s actuary. Plans in the red zone are less than 65% funded; plans in the yellow zone are less than 80% funded; and plans in the green zone are at least 80% funded.

The table on the next page presents information concerning the Company's participation in multiemployer defined benefit pension plans.

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HUEN ELECTRIC, INC.

Notes To COMBINED Financial Statements

NOTE 12—MULTIEMPLOYER PENSION PLANS (Continued)

				FIP/RP				Expiration Date
		Pension Protection Act		Status				of Collective-
	EIN/Pension Plan	Zone Status		Pending/	Contributions by the Company		Surcharge	Bargaining
Pension Fund	Number	2017	2016	Implemented	2017	2016	Imposed	Agreement

Local 134	51-6030753	Green	Green	*	$1,169,834	$2,790,823	N/A	3/30/2017
Local 43	16-6153389	Yellow	Yellow	Endangered	1,832,083	1,542,918	N/A	3/30/2017
Local 269	22-3693537	Green	Green	*	1,132,784	490,953	N/A	1/17/2017
Local 351	22-3417366	Green	Green	*	191,144	236,117	N/A	10/1/2018
Local 456	22-6238995	Yellow	Yellow	Endangered	1,380,489	1,998,098	N/A	5/28/2018
Local 102	22-1615726	Green	Green	*	249,320	760,559	N/A	5/27/2018
Local 461	36-2882563	Defined Contribution	Defined Contribution	N/A	19,425	67,837	N/A	6/3/2018
Local 701	36-6455509	Yellow	Yellow	Endangered	530,046	754,143	N/A	3/30/2017
Local 176	36-1264196	Yellow	Yellow	Endangered	1,358,877	144,904	N/A	5/31/2018
Local 130	72-0219840	Green	Green	*	3,279	574,851	N/A	11/30/2017
Local 150	36-6140629	Green	Green	*	17,135	114,672	N/A	10/29/2018
Other Plans	—	—	—	—	179,277	120,013	—	—
					$8,063,693	$9,595,888

N/A - Information is unavailable or not applicable.

* - Neither Endangered or critical.

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HUEN ELECTRIC, INC.

Notes To COMBINED Financial Statements

NOTE 13—STATEMENTS OF CASH FLOWS SUPPLEMENTAL DISCLOSURES

	2017	2016

Cash paid for:
Interest	$142,785	$185,966

Income Taxes	$2,515,899	$299,368

Noncash Financing Activities:
Unrealized Gain on Investments	$308,920	$173,193

Distributions Payable	$3,569,125	$2,824,711

Treasury Stock Acquired in Exchange for Notes Payable – Former Stockholders	$282,236	$—

NOTE 14—INCOME TAXES

The entities are either S - or Limited Liability Corporations. Earnings and losses are included in the personal income tax returns of the stockholders and taxed depending on their personal tax strategies. Accordingly, the entities will not incur additional federal income tax obligations, but are subject to certain state taxes.

The entities follow the guidance in the FASB ASC topic on Income Taxes related to Uncertainty in Income Taxes which prescribes a comprehensive model for recognizing, measuring, presenting and disclosing in the financial statements uncertain tax positions that the entities have taken or expect to take in their income tax returns. The entities believe that they have appropriate support for the positions taken on their tax returns.

NOTE 15—CONCENTRATIONS OF CREDIT RISK

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

NOTE 16—BACKLOG

The following schedule shows a reconciliation of backlog representing signed contracts and purchase orders as of December 31, 2017:

Balance, January 1, 2017	$88,949,833
Contract Adjustments and New Contracts	185,368,007
274,317,840
Less Contract Revenue Earned	134,589,192
Balance, December 31, 2017	$139,728,648

NOTE 17—SUBSEQUENT EVENTS

Management has evaluated subsequent events through March 13, 2018, the date which the financial statements were available to be issued. Except as disclosed elsewhere, there were no additional subsequent events which require disclosure.

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